UST 449
Exhibit 4.1
THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS OF EACH SERIES SO FAR AS THE SAME HAVE BEEN PRESCRIBED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND PRESCRIBE THE RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS OF OTHER SERIES.
SEE ADDITIONAL LEGENDS AND RESTRICTIONS ON REVERSE SIDE

Certificate Number	Number of Shares
Mercantile Bank Corporation
Incorporated under the laws of the State of Michigan
Fixed Rate Cumulative Perpetual Preferred Stock, Series A
This certifies that the                                                                                        is the owner of                                              (          ) fully paid and non-assessable shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A of Mercantile Bank Corporation, transferable on the books of the Corporation, in person or by a duly authorized attorney, upon surrender of this certificate properly endorsed.
In Witness Whereof, this certificate has been executed on behalf of Mercantile Bank Corporation by its duly authorized officers this                        day of                                             ,                     .

UST 449
REVERSE OF CERTIFICATE
THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A evidenced hereby to:
___________________________________________________
___________________________________________________
(Insert assignee’s social security or taxpayer identification number, if any)
___________________________________________________
___________________________________________________
(Insert address of assignee)
and irrevocably appoints:
___________________________________________________
as agent to transfer the shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A evidenced hereby on the books of Mercantile Bank Corporation. The agent may substitute another to act for him or her
Date:
Signature:
___________________________________________________
(Sign exactly as your name appears on the other side of this Certificate)